UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________________

FORM 8-K

______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2023

______________________

GHST World Inc.

(Exact Name of Registrant as Specified in Charter)

______________________

Delaware	000-31705	91-2007477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

667 Madison Avenue 5th Floor New York, NY		10065
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (212) 634-6860

____________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

On October 25, 2023, the Board of Directors of GHST World Inc. (the “Company”) approved the dismissal of the Company’s independent registered public accounting firm, Salberg & Company, P.A. (“Salberg”). The report of Salberg on the Company’s consolidated financial statements for the fiscal year ended June 30, 2023 and 2022 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the report of Salberg contained an explanatory paragraph expressing substantial doubt about the Company’s ability to continue as a going concern based on the Company’s net loss, cash used in operations, working capital deficit, shareholders’ deficit, and accumulated deficit.

During the fiscal year ended June 30, 2023 and 2022 and the subsequent interim periods through October 26, 2023, the effective date of Salberg’s dismissal, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Salberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Salberg would have caused Salberg to make reference thereto in its reports on the consolidated financial statements of the Company for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except that, as previously disclosed on the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission (“SEC”) on October 10, 2023 Salberg advised the Company that the previously issued audited financial statements as of and for the fiscal year ended June 30, 2022 (“FY 2022”) and certain interim periods could no longer be relied upon following the re-audit by Salberg of those financial statements which were previously audited by a predecessor auditor. The re-audited financial statements for FY 2022 were included in the Company’s Annual Report on Form 10-K filed with the SEC on October 13, 2023.

The Company provided Salberg with a copy of this Current Report on Form 8-K and requested that Salberg furnish a letter addressed to the SEC stating whether Salberg agrees with the above disclosures. A copy of Salberg’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

On October 26, 2023, following approval by the Company’s Board of Directors, the Company appointed Fruci & Associates II, PLLC (“Fruci”) as the new independent registered public accounting firm of the Company.

During the fiscal years ended June 30, 2023 and 2022 and the subsequent interim period through October 26, 2023, the Company did not consult with Fruci regarding either (i) application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Fruci concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1) (iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit
16.1	Letter from Salberg & Company, P.A.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GHST World Inc.

Date: October 30, 2023	By:	/s/ Edoardo Berti Riboli
	Name:	Edoardo Berti Riboli
	Title:	Chief Executive Officer